Exhibit 99.1

AMENDMENT NO. 2 TO THE
LOAN AND SECURITY AGREEMENT

This Amendment No. 2 ("Amendment No. 2") to that certain Loan and Security Agreement dated December 8, 2006 (the "Original Agreement") by and among MEDirect Latino Inc. (the "Borrower"), Granite Creek FlexCap I, L.P., St. Cloud Capital Partners, L.P., Bedford Oak Partners, L.P., Fred B. and Lois Tarter, Hungry Lizard, LLC and KKP Investments II LLC (collectively, the "Lenders") and Granite Creek Partners, L.L.C. ("Agent"), as amended pursuant to that certain Amendment No. 1 to the Original Agreement dated April 20, 2007 ("Amendment No. 1" and together with the Original Agreement, the "Amended Agreement") is entered into as of this ___ day of June, 2007 by and among the Borrower, the Lender and the Agent.

WHEREAS, the Borrower, the Lenders and the Agent entered into the Original Agreement on December 8, 2006 in connection with the First Draw;

WHEREAS, the Borrower has been pursuing its business plan substantially as agreed upon with the Lenders since December 8, 2006;

WHEREAS, notwithstanding the foregoing, although the Borrower had not fulfilled all of its obligations under the Original Agreement and the other Transaction Documents, not less than the Requisite Lenders agreed to, and the Fund agreed to and did, advance Two Hundred Fifty Thousand Dollars ($250,000) of the One Million Seven Hundred Fifty Thousand Dollar ($1,750,000) Second Draw in connection with the execution of Amendment No. 1;

WHEREAS, the Borrower is in need of additional funds;

WHEREAS, not less than the Requisite Lenders have agreed that a further advance on the Second Draw shall be made to the Borrower on the terms set forth herein;

WHEREAS, this Amendment No. 2 sets forth certain conditions to the funding of the balance of the Second Draw; and

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Borrower, the Agent and the Lenders hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 2 amends the Amended Agreement only as specifically set forth herein.  Any terms of the Amended Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 2 shall not be understood or construed as a consent or waiver by any or all of the Lenders or the Agent of any covenant or default under the Amended Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Lenders' or any of them or the Agent's ability to pursue their collective or respective remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement, Amendment No. 1 and this Amendment No. 2 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement, Amendment No. 1 and this Amendment No. 2.

2.           Extension of Credit.  All of the Lenders, with the acknowledgement and consent of not less than the Requisite Lenders, have agreed to advance as of the date hereof, One Million Dollars ($1,000,000) of the Second Draw (the "Second Advance") to the Borrower on the terms set forth in this Amendment No. 2.  This Second Advance shall be an advance of the participating Lenders' Pro Rata Share of the Second Draw and as such shall reduce the participating Lenders' obligation to fund the Second Draw if the conditions precedent to fund the Second Draw are timely fulfilled by the Borrower as set forth in the Amended Agreement as modified hereby.  As such, this Amendment No. 2 further modifies Sections 2.1(a) (as to the number of principal advances only) and 3.5 (as to the Lenders' agreement to make the Loans and receive repayment thereof pro rata) of the Original Agreement (see Exhibit "Z" attached hereto for the funding amounts for each Lender). The Second Advance amount actually delivered to the Borrower may be net of amounts required to be paid as set forth in Section 3 hereof.

3.Conditions of Borrowing.  The following are the conditions of funding the Second Advance:

(a)           Execution of this Agreement by the Borrower, the Lenders and the Agent;

(b)           Delivery to the Agent of evidence that Ms. Towsley is no longer an employee or officer of the Borrower;

(c)           Delivery to the Agent of evidence that Mr. Talarico is no longer an employee or officer of the Borrower;

(d)           Commencement of employment or appointment of an interim CEO acceptable to the Requisite Lenders; (the "Interim CEO");

(e)           Resolutions of the board of directors of the Borrower authorizing the transactions contemplated hereby, substantially in the form attached hereto as Exhibit "O";

(f)           Delivery of evidence that the Interim CEO and the Chief Financial Officer are authorized signatories at each of the banks or other financial institutions at which the Borrower maintains accounts;

(g)           Execution of Amendment No. 1 to the Securities Purchase and Investor Rights Agreement between the Borrower and each of the Lenders in the form attached hereto as Exhibit "P";

(h)           Payment of all of Lenders' and Agent's costs incurred in connection with the Loan and not previously paid, including attorneys' fees and costs which shall be paid if not paid otherwise prior to the date hereof out of the proceeds of the Second Draw and may be paid by the Lenders and or the Agent directly and the net proceeds delivered to the Borrower; and

(j)           Delivery of a signed compliance certificate in the form attached to the Original Agreement as Exhibit "L" for the month ended April 30, 2007.

4.           Amendment of Section 4 of Amendment No. 1.  Section 4 of Amendment No. 1 is hereby deleted and amended and restated in its entirety as follows:

(a)           Within ninety (90) days of the date hereof, all of the conditions for the Second Draw and/or the Third Draw shall have been satisfied by the Borrower to the Lenders' and Agent's satisfaction.

(b)           Within ninety (90) days of the date hereof, and provided that the subsequent event set forth in Section 4(a) above shall have been timely met, all of the conditions to the second to occur of the Second Draw or the Third Draw, whichever and to whatever extent either remains unfunded, shall have been satisfied by the Borrower to the Lenders' and Agent's satisfaction.

(c)           On a weekly basis, not later than 5:00 p.m Eastern time each Monday, the Borrower shall deliver to the Agent the prior week's business summary in the form attached hereto as Exhibit "R".

(d)           Upon the timely occurrence of the foregoing, the Agent, on behalf of the Lenders intends to, subject to reasonable discretion, formally waive any Event of Default of which the Agent and Lenders have been made aware in such form as the Borrower shall reasonably require and the Agent can reasonably agree.

If any of the foregoing do not occur each shall constitute an additional Event of Default under the Agreement.

5.           Amendment of Article 1 Definitions.

(a)           The following definitions are hereby amended and restated in their entirety as follows:

"Indebtedness" shall mean at any time (a) all liabilities of the Borrower, (b) all Capital Lease obligations of the Borrower, (c) all other debt, secured or unsecured, created, issued, incurred or assumed by the Borrower for money borrowed or for the deferred purchase price of any fixed or capital asset, (d) indebtedness secured by any Lien existing on property owned by the Borrower whether or not the indebtedness secured thereby has been assumed, and (e) all contingent liabilities of the Borrower whether or not reflected on its balance sheet.

"Subordinated Debt" shall mean that portion of the liabilities of the Borrower which is subordinated to the Obligations in a manner satisfactory to the Lender, including, but not limited to, right and time of payment of principal and interest.

(b)        The following definitions are hereby added to Article 1:

"Lockbox Accounts" shall have the meaning set forth in Section 3.2 hereof.

"Lockbox Agreement" shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among the Lender, the Borrower and a financial institution acceptable to the Agent at which Borrower will establish and maintain a deposit account and at which such deposit account is maintained and pursuant to which such financial institution will comply with instructions originated by Agent directing disposition of the funds in the deposit account without further consent by the Borrower and has such other terms and conditions as Agent may require.

6.           Addition of Provisions Related to the Lockbox Agreement.  Section 9.7 is hereby amended and restated in its entirety as follows and Sections 3.8, 6.1A are hereby added to the Agreement:

3.8           Collection of Accounts.

(a)           The Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Lockbox Accounts"), as Agent may specify, with such bank(s) as are acceptable to Agent into which the Borrower shall promptly deposit and direct its account debtors to directly remit all payments on Receivables and all payments constituting proceeds of Collateral in the identical form in which such payments are made, whether by cash, check or other manner.  The Borrower shall deliver, or cause to be delivered to Agent a Lockbox Agreement duly authorized, executed and delivered by each bank where a Lockbox Account is maintained as provided in Section 6.1A hereof and promptly upon Agent's request, the Borrower shall execute and deliver such agreements and documents as Agent may require in connection therewith.  The Borrower agrees that all payments made to such Lockbox Accounts or other funds received and collected by the Agent, whether in respect of the Receivables, as proceeds of Collateral or otherwise shall be treated as payments to the Agent in respect of the Obligations and therefore shall constitute the property of the Agent to the extent of the then outstanding Obligations.  All payments to the Lockbox Accounts shall be swept daily to the Lender Payment Account.

(b)           The Borrower and its employees, agents and Subsidiaries shall, acting as trustee for the Agent, receive, as the property of Agent, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into its possession or under its control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in a Lockbox Account, or remit the same or cause the same to be remitted, in kind, to the Agent.  In no event shall the same be commingled with any of the Borrower's own funds.  All of such fees, costs and expenses shall constitute Obligations hereunder, shall be payable to the Agent by the Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable hereunder.  All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by the Borrower to the Agent, and, if that endorsement of any such item shall not be made for any reason, the Agent is hereby irrevocably authorized to endorse the same on the Borrower's behalf.  For the purpose of this paragraph, the Borrower irrevocably hereby makes, constitutes and appoints the Agent (and all Persons designated by the Agent for that purpose) as the Borrower's true and lawful attorney and agent-in-fact (i) to endorse the Borrower's name upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper, document, instrument, invoice or similar document or agreement relating to any Account of the Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) to have access to any lock box or postal box into which any of the Borrower's mail is deposited, and open and process all mail addressed to the Borrower and deposited therein. The obligations of the Borrower to reimburse the Agent for such amounts pursuant to this Section 3.8 shall survive the termination of this Agreement.

6.1A                      Lockbox Agreement.  The Borrower shall direct all of its Account Debtors to make all payments on the Accounts directly to a post office box (the "Lockbox") identified from time to time by Borrower.  Pursuant to the terms of the Lockbox Agreement attached hereto as Exhibit "Q", the Borrower shall establish the Lockbox and one or more Lockbox Accounts into which all payments received in the Lockbox shall be deposited, and into which the Borrower will immediately deposit all payments made for Inventory or services and received by the Borrower in the identical form in which such payments were made, whether by cash or check.  The Lockbox Agreement will also specify that all amounts in the Lockbox will be swept into an account at a financial institution designated by the Agent and under the exclusive control of the Agent.  If the Borrower or any director, officer, employee or agent of the Borrower or any other Person acting for or in concert with the Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, the Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of the Lenders and, immediately upon receipt thereof shall remit the same (or cause the same to be remitted) in kind to the Lockbox Account.  The Borrower agrees that all payments made to such Lockbox Account or otherwise received by the Agent, whether in respect of the Accounts or as proceeds of other Collateral or otherwise, will be applied on account of the Loan in accordance with the terms of this Agreement.  The Borrower agrees to pay all fees, costs and expenses which the Agent incurs in connection with opening and maintaining the Lockbox Account and depositing for collection by the Agent any check or other item of payment received by the Agent on account of the Obligations.  All of such fees, costs and expenses shall constitute Obligations hereunder, shall be payable to the Agent by the Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loan hereunder.  All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by the Borrower to the Agent, and, if that endorsement of any such item shall not be made for any reason, the Agent is hereby irrevocably authorized to endorse the same on the Borrower's behalf.  For the purpose of this paragraph, the Borrower irrevocably hereby makes, constitutes and appoints the Agent (and all Persons designated by the Agent for that purpose) as the Borrower's true and lawful attorney and agent-in-fact (i) to endorse the Borrower's name upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper, document, instrument, invoice or similar document or agreement relating to any Account of the Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) to have access to any lock box or postal box into which any of the Borrower's mail is deposited, and open and process all mail addressed to the Borrower and deposited therein.

9.7           Bank Accounts.  The Borrower shall not establish any new Deposit accounts or other bank accounts, other than bank accounts established as set forth on Schedule 8.28  or as required under the Lockbox Agreement , or amend or terminate the Lockbox or Lockbox Agreement without the prior written consent of the Agent.

7.           Modification of Article 10 Covenants.  The following covenants are hereby added to the affirmative covenants contained in Article 10:

10.23                      Blocked Account Agreement.  Within fifteen (15) days of the funding of the Second Advance pursuant to Amendment No. 2, the Borrower shall deliver to the Agent a blocked account agreement substantially in the form attached hereto as Exhibit "Q".

10.24                      Director Compensation and Reimbursement.  Within five (5) days of the funding of the Second Advance pursuant to Amendment No. 2, the Borrower shall deliver to the Agent evidence that all non-employee directors (1) have been granted the options on the terms previously agreed with each of them; (2) have been paid all non-employee director fees earned but not paid prior to the date of the Second Advance; and (3) have received any cost or expense reimbursements due to them as of the date of the Second Advance.

10.25                      Board Vacancies.  Any board vacancies as of or after the date hereof shall be filled by not less than a  majority of the members of the Board of Directors.

10.26                      Costs and Expenses.  Borrower shall pay to Agent on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, syndication, administration, collection, liquidation, enforcement and defense of the Obligations, Agent's rights in the Collateral, this Agreement, the other Loan Documents and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including:  (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, environmental audits, title insurance premiums, surveys, assessments, engineering reports and inspections, appraisal fees and search fees, background checks, costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Lockbox Accounts, together with Agent's customary charges and fees with respect thereto; (c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Agent, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Transaction Documents or defending any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (e) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Agent during the course of periodic field examinations of the Collateral and such Borrower's operations, plus a per diem charge at Agent's then standard rate for Agent's examiners in the field and office (which rate as of the date hereof is $850 per person per day); and (f) the reasonable fees and disbursements of counsel (including legal assistants) to Agent in connection with any of the foregoing.

10.27                      Remittance of Proceeds.  After an Event of Default, upon demand by Agent, Borrower shall remit to Agent, on behalf of the Lenders, all proceeds from the sale or other disposition of all Collateral.

8.           Modification of Article 11 Covenants.  Sections 11.1 and 11.2 of the Original Agreement as well as Exhibit J thereto are hereby amended and restated in its entirety as follows:

11.1           Available Cash.  At all times the Borrower shall maintain cash on hand of at least One Hundred Thousand and 00/100 Dollars ($100,000); provided, however, that as of and after the date of the Next Draw (defined below), the Borrower shall be required to maintain cash on hand of at least Three Hundred Thousand and 00/100 Dollars ($300,000).

11.2           Advertising Budget.  The Borrower shall only expend funds on advertising in accordance with the budget attached hereto as Amended and Restated Exhibit "J" unless the Lenders give their prior written consent otherwise.

9.           Funding of the Remaining Balance of the Second Draw and Third Draw.

(a)           Next Draw of $750,000. In addition to the conditions set forth in Sections 4.8 and 4.9 of the Original Agreement, the Lenders shall not be obligated to fund any remaining amounts of the Second or Third Draw until a full-time CEO candidate acceptable to the Required Lenders in writing has commenced his or her employment with the Borrower as the Chief Executive Officer referred to in Section 4.9 of the Original Agreement (the "New CEO").  On and after that date the Company shall be entitled to provide the Agent with not less than five (5) business days notice of its desire to draw some or all of the balance contemplated by this Section 9(a).  Notwithstanding the foregoing, on and after ninety (90) days after the date hereof the Agent shall be entitled to provide the Company with not less than five (5) business days notice of the Lenders' desire to fund some or all of the balance contemplated by this Section 9(a) and the Lenders' waiver of any Events of Default as appropriate or desirable and the Lenders' shall thereafter be entitled to fund and the Borrower shall be required to borrow as set forth below.  Upon receipt of such notice the Lenders will be obligated to fund, or the Borrower shall be obligated to borrow, as the case may be, an amount equal to the Borrower's or Agent's notice pursuant to the preceding sentences in an amount not to exceed $750,000 (the "Next Draw").  The funding of the draw contemplated by Section 9(a) of this Amendment No. 2 of up to $750,000 will be net of all fees and expenses incurred by the Lenders and/or the Agent on the Lenders' behalf, which fees and expenses shall be paid by the Borrower from the gross proceeds at the direction of the Agent at the time of funding and shall reduce the Lenders' outstanding commitment to fund the Second Draw and the Third Draw by an aggregate of $750,000 (or such lesser amount as is actually funded whether or not at the Borrower's request).

(b)           Final Draw(s) of an Aggregate of $1,500,000.  In addition to the conditions set forth in Section 4.9 of the Original Agreement, the Lenders shall not be obligated to fund the final $1,500,000 or any portion thereof until the following conditions have been met:  (1) timely delivery of the Borrower's audited financial statements for the period ending June 30, 2007 as required by Section 10.5(b) and 10.5(c) of the Original Agreement; (2) demonstration of compliance with the financial covenants set forth in Sections 11.1 and 11.2 (as modified in this Amendment No. 2) as of June 30, 2007 and July 31, 2007 by delivery of the compliance certificate in the form attached to the Original Agreement as Exhibit "L"; and (3) the continued employment of a New CEO.  Once the conditions for funding set forth in this Section 9(b) have been satisfied or waived by the Requisite Lenders, the Lenders may require the Borrower to borrow up to the remaining $1,500,000.  The funding of the draw contemplated by this Section 9(b) of up to $1,500,000 will be net of all fees and expenses incurred by the Lenders and/or the Agent on the Lenders' behalf, which fees and expenses shall be paid by the Borrower from the gross proceeds of such funding.

(c)           Without limiting the generality of the foregoing, the remaining draws made after the date hereof shall be subject to the Borrower's ability to make the representations and warranties set forth in Article 8 of the Original Agreement as of the date of those draws.

10.           Amendment of Section 4.10.  For consistency with the provisions of Section 10 of this Amendment No. 2, Section 4.10 of the Original Agreement is hereby amended and restated in its entirety as follows:

4.10           Second and Third Draws.  Once the conditions for either of these draws, as such conditions have been modified and draws against them have been taken pursuant to Amendment No. 1 and Amendment No. 2 to the Original Agreement, have been satisfied to Agent's satisfaction, the Lenders will promptly fund their Pro Rata Shares of such amounts, if requested by the Borrower or required by the Lenders, subject to the varied fundings made pursuant to Amendment No. 1 and Amendment No. 2.  Either of the Second or Third Draws or any portions thereof may be funded at any time that the Agent agrees the conditions for it have been satisfied, regardless of whether the other has been funded, at any time prior to the termination of the Lenders' Commitments pursuant to Section 4.11.

11.           Amendment of Section 14.7(b).  Section 14.7(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b)           Each Lender may, with the prior written consent of Agent, assign all or less than all of its rights and obligations under this Agreement to one or more Eligible Transferees (but not including for this purpose any assignments in the form of a participation), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Acceptance; provided that, such transfer or assignment will not be effective until recorded by Agent on the Register (defined below).

12.           Forbearance.  The Lenders' and Agent agree that they will forbear with respect to pursuit of any remedies available to them as a result of events of default under the Agreement or any of the Transaction Documents for a period of ninety (90) days provided that there no additional Events of Default occur under the Agreement during that period of forbearance.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 2 as of the date first above written.

MEDIRECT LATINO INC., a Florida corporation
ATTEST:

By: /s/ Marie Guerrero                                                                By:/s/ Charles W. Hansen, III
Name: Marie Guerrero                                                                Name: Charles W. Hansen, III
Title: Executive Assistant                                                                Title: CEO

Agreed and accepted by those Lenders that have signed below and in the aggregate that comprise not less than the Required Lenders (not less than 70% of the Pro Rata Shares):

GRANITE CREEK FLEXCAP I, L.P., a Delaware limited partnership

By: Granite Creek GP Flexcap I, LLC,
a Delaware limited liability company

By:
Name:
Title:

Pro Rata Share 48.485%

ST. CLOUD CAPITAL PARTNERS, LP, a Delaware limited partnership

By: SCGP LLC,
a Delaware limited liability company

By:
Name: Robert Lautz
Title: Senior Managing Member

Pro Rata Share:  27.879%

BEDFORD OAK PARTNERS, LP,
a Delaware limited partnership

By:  ____________________
a ___________________

By:
Name:  Harvey P. Eisen
Title:

Pro Rata Share:  6.061%

FRED B. AND LOIS TARTER,
Individual residents of the State of New York

By:  __________________________
Name:  Fred B. Tarter

By:   __________________________
Name: Lois Tarter

Pro Rata Share:  2.424%

HUNGRY LIZARD, LLC,
an Ohio limited liability company

By:  ____________________
a _____________

By:_________________________
Name:_______________________
Title:________________________

Pro Rata Share:  12.121%

KKP INVESTMENTS LLC,
a Delaware limited liability company

________________________________
Kenneth Lehman, Managing Member

Pro Rata Share:  3.030%

AMENDED AND RESTATED
EXHIBIT J

ADVERTISING BUDGET

Retracted Proprietary InformationEXHIBIT O

RESOLUTIONS OF THE BOARD OF DIRECTORS REGARDING AMENDMENT NO. 2

EXHIBIT P

FORM OF AMENDMENT NO. 1 TO SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENTS

EXHIBIT Q

FORM OF BLOCKED ACCOUNT AGREEMENT

EXHIBIT R

WEEKLY BUSINESS SUMMARY

Retracted Proprietary Information EXHIBIT Z

FUNDING SCHEDULE OF DRAWS TO DATE AND ANTICIPATED DRAWS

Retracted Proprietary Information